============================================================================

              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 12, 2010
                                                        -----------------


                          REUNION INDUSTRIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        DELAWARE                   01-15739                 06-1439715
----------------------------------------------------------------------------
(State of Incorporation)     (Commission File No.)     (IRS Employer ID No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (412) 281-2111
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==========================================================================


 Item 8.01 - Other Events

       As previously reported, on November 26, 2007 Reunion Industries, Inc. ("Reunion") filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of
Connecticut, Bridgeport Division (the "Bankruptcy Court").   Reunion continues
to operate as "debtor-in-possession" in that proceeding under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. Attached to and made a part of this Report is Reunion's Monthly Operating Report that was filed on January 26, 2010 with the Bankruptcy Court and the United States Trustee pursuant to Rule 2015 of the Federal Rules of Bankruptcy Procedure.

       In accord with a previously reported authorization by the Company's Board of Directors, during the fourth quarter of 2009, the Company acquired 248,285 shares of its common stock in open market transactions at an average cost per share acquired of $0.24. This brings the total number of shares acquired to 367,248 at an average cost per share acquired of $0.24.










                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  February 12, 2010                      REUNION INDUSTRIES, INC.
       -----------------                            (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer







-	2	-
















UNITED STATES BANKRUPTCY COURT
BRIDGEPORT DIVISION - DISTRICT OF CONNECTICUT
MONTHLY OPERATING REPORT


In re REUNION INDUSTRIES, INC.			Case No. 07-50727(AHWS)
      ------------------------                           --------------
							Reporting Period: DEC. 2009
										---------
							Federal Tax I.D. # 06-1439715
										 ----------

			CORPORATE MONTHLY OPERATING REPORT


                                                 DOCUMENT  EXPLANATION
REQUIRED DOCUMENTS                 FORM NO.      ATTACHED    ATTACHED
-----------------------------    --------------  --------  ------------
Schedule of Cash Receipts
    and Disbursements               MOR-1           YES        N/A
Bank Reconciliations               	MOR-1(CON'T)    YES        N/A
Statement of Operations             MOR-2           YES        N/A
Balance Sheet                       MOR-3           YES        N/A
Status of Post-petition Taxes       MOR-4           YES        N/A
Summary of Unpaid Post-petition
    Debts                           MOR-4           YES        N/A
Accounts Receivable                 MOR-5           YES        N/A
Taxes Reconciliation & Aging        MOR-5           YES        N/A
Payments -Insiders/Professionals    MOR-6           YES        N/A
Post Petition Status of Secured
    Notes, Leases Payable           MOR-6           YES        N/A
Debtor Questionnaire                MOR-7           YES        N/A


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



Authorized Individual  \s\ JOHN M. FROEHLICH, CFO	Date JAN 22, 2010
			      -------------------------	     ------------





Authorized individual must be an officer, director or shareholder if debtor is a corporation.










						- A-1 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 1/4
CASH RECEIPTS AND DISBURSEMENTS
DECEMBER 2009
-------------


	Cash - beginning of period excluding                 $  1,916,384

	Plus: Collections on receivables                        1,365,759
	Plus:	Miscellaneous/Titan receipts                         85,063

	Less: Disbursements
	      Net payroll                                         333,523
	      Payroll taxes                                       150,885
	      Titan disbursements                                  12,530
	      Other operating                                     899,490
	      Income Tax payments                                       0
	      Reorganization:
	            Professional fees                                   0
	            U.S. Trustee fees - quarterly                       0
	                                                        ---------
	                                  Total                 1,396,428
	                                                        ---------
	Cash - end of period                                 $  1,970,778
	                                                      ===========































						- A-2 -









REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 2/4
BANK RECONCILIATION
AS OF DECEMBER 31, 2009
-----------------------






BANK                  			PNC BANK 	PNC BANK	PNC BANK
TYPE                  			OPERATING	PAYROLL		HEALTHCARE
ACCOUNT NUMBER        			2161326	 	2184149		2880718


Balance per books     			$  64,013 	$(63,180)	$ (1,054)
                      			=========	========	========

BANK BALANCE          			$  78,047	$     0  	$  1,179
Deposits in transit
Outstanding checks    			  (14,034)	 (63,180)	  (2,233)
Other - explain below
                      			---------	--------	--------

Adj. Bank Balance     			$  64,013	$(63,180)	$ (1,054)
                      			=========	=========	========

("Adj. Bank Balance" must equal "Balance per books".)



EXPLANATION OF OTHER:
































						- A-3 -






REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 3/4
BANK RECONCILIATION
AS OF DECEMBER 31, 2009
-----------------------






BANK                 		PNC BANK  	PNC BANK  	PNC BANK
TYPE                 		PENSION	  	COLLATERAL	CARVE-OUT
ACCOUNT NUMBER       		1011567058	1019820572	1019820847


Balance per books     		$      0	$        0	$1,517,178
                      		========	==========	 =========

BANK BALANCE          		$  9,780	$        0	$1,517,178
Deposits in transit
Outstanding checks    		  (9,780)
Other - explain below
                      		--------	----------	 ---------
Adj. Bank Balance     		$      0	$        0	$1,517,178
                      		========	==========	 =========

("Adj. Bank Balance" must equal "Balance per books".)
































						- A-4 -










REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 4/4
BANK RECONCILIATION
AS OF DECEMBER 31, 2009
-----------------------






BANK				FIFTH THIRD	FIFTH THIRD	 Chase	      Chase
TYPE				OPERATING	  PAYROLL	Operating    Royalty
ACCOUNT NUMBER			7512940417	  1065629	1690008469  1820765236


Balance per books             $ 310,613 	$ (10,851)	$ 43,502    $ 110,557
				=========	 ========	 =======     ========

BANK BALANCE                  $ 674,291 	$       0 	$ 47,612    $ 115,521
Deposits in transit
Outstanding checks             (363,678)	  (10,851)	  (4,110)      (4,964)
Other - explain below
                              --------- 	 -------- 	 -------     --------

Adj. Bank Balance             $ 310,613 	$ (10,851)	$ 43,502    $ 110,557
                              ========= 	 ========	 =======     ========

("Adj. Bank Balance" must equal "Balance per books".)


































						- A-5 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 2
INCOME STATEMENT
FOR THE PERIODS INDICATED
-------------------------
($ amounts in thousands)

                                                                    Post
                                                      Month of   Petition to
                                                       Dec-09     31-Dec-09
                                                      --------    ---------

Net Sales                                             $    886    $ 46,674
Cost of Sales:
      Standard Cost                                        664      34,151
      Variances & Other                                     (8)      5,382
                                                        ------      ------

      Gross Profit                                         230       7,141

Operating Expenses:
      Marketing                                             45       1,829
      General & Admin                                      325       8,363
                                                        ------     -------

      Operating Profit                                    (140)     (3,051)

Other Income(Expense)                                     (692)     40,032
Equity in China JV                                          23       1,246
Reorganization exp:
      Professional fees                                      0        (615)
      U.S. Trustee fees                                      0         (81)
      Adequate Protection Paym't Exp.                        0        (450)
Interest (Expense) - excluding Adequate
      Protection Payments                                  329      (4,661)
                                                        ------     -------

      Profit before tax                                   (480)     32,420

Income Tax                                                  (2)     (1,302)
                                                        ------     -------

      Net Income                                      $   (482)   $ 31,118
                                                       =======    ========



NOTE: Other income(expense) above primarily reflects the gain on
		the sale of the Company's CP Industries division in April of 2008.









						- A-6 -








REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 3
COMPARITIVE BALANCE SHEET
AS OF THE PERIODS SHOWN
-----------------------
($ amounts in thousands)

                              26-Nov-07 		30-Nov-09 	31-Dec-09
                              --------- 		--------- 	---------
ASSETS:
Cash and Equivalents          $     754 		$   1,916 	$  1,971
Net Receivables                   7,166 		    1,820 	   1,326
Net Inventory                    12,369 		    1,961 	   1,998
Other Current Assets              3,029 		    1,717 	   1,520
                                ------- 		  ------- 	 -------
         Current                 23,318 		    7,414 	   6,815

Net Property                      6,300 		    3,266 	   3,302
Goodwill                         10,994 		    1,491 	   1,491
CSV policies                      2,200 		    1,340 	   1,340
Interest in China JV              3,009 		    4,232 	   4,255
                                ------- 		  ------- 	 -------
         Total                $  45,821 		$  17,743 	$ 17,203
                              ========= 		========= 	========
LIABILITIES & EQUITY:
Current Maturities of Debt    $       0 		$       0 	$      0
Trade Payables                    3,305 		      938 	     677
Accrued Income Taxes                  0 		        9 	     101
Accrued Interest                    544 		    1,089 	   1,074
Customer Deposits                 4,424 		        0 	       0
Accrued Other                     4,272 		    6,245 	   6,379
                                ------- 		  ------- 	 -------
         Current                 12,545 		    8,281 	   8,231

Secured Debt and interest        53,418 		        0 	       0
Other Liabilities                 3,101 		    1,184 	   1,184
                                ------- 		  ------- 	 -------
         Total Liabilities       69,064 		    9,465 	   9,415

Total Equity                    (23,243)		    8,278 	   7,788
                                ------- 		  ------- 	 -------

         Total                $  45,821 		$  17,743 	$ 17,203
                              ========= 		========= 	========

















						- A-7 -





REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4				page 1/2
SUMMARY OF UNPAID POST PETITION TAXES AND DEBTS
AS OF DECEMBER 31, 2009
-----------------------
($ Amounts in 000's)



TAXES:
------
	                                 Beg                   Ending
	                              Liability  Accrued Paid Liability
	                              ---------  ------- ----	---------
	NON-PAYROLL TAXES:
	Sales                         $   0                     $   0
	Excise                        $   0                     $   0
	Real Property                 $   0                     $   0
	Personal Property             $   0                     $   0



	PAYROLL TAXES - See attached page 2
	-----------------------------------
		Payroll taxes in 2009 are being immediately paid to the Company's payroll service company who will pay and file the Company's payroll taxes.




DEBTS:
------
					        Days Past Due
					  ---------------------------
                         	Current   0-30    31-60    61-90    Over 91   Total
                         	-------   -----   -----    -----    -------  -------
Payable-excl Professional	$  246    $ 226   $ 101    $   0    $   0    $   573
Wages Payable            	    39                                            39
Taxes Payable            	     0                                             0
Rent-Building            	     0                                             0
Adequate Protect'n Paymts	     0                                             0
Professional Fees        	    15       17       9       10       53        104
Amounts due Insiders     	     0        0       0        0      131        131
                         	 -----     ----    ----     ----     ----       ----
      Total              	$  300    $ 243   $ 110   $   10    $ 184    $   847
                         	======    =====   =====    =====     ====     ======



Explanations:
Wages represent hourly wages earned in the current month that were paid in
	the following month.
Professional fees are due Reid and Riege.
Amounts due insiders represent post petition interest on note and guaranty fees.









						- A-8 -









REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4	 			page 2/2
FIT/FICA TAX PAYMENTS and FUTA 940 TAX PAYMENTS AND
ALL STATE AND LOCAL WITHHOOLDING TAX AND SUTA PAYMENTS
DECEMBER 2009
-------------

DATE
PAID                   HANNA           HQ              TOTAL
----              -----      ------        ----
01                                                        0
02                                                        0
03                     12,127                        12,127
04                                                        0
07                                                        0
08                                                        0
09                                                        0
10                     13,587                        13,587
11                                                        0
14                     24,372       7,712            32,084
15                                                        0
16                                                        0
17                     12,776                        12,776
18                                                        0
21                                                        0
22                     12,759                        12,759
23                                                        0
24                                                        0
28                                                        0
29                     38,965                        38,965
30                                                        0
31                                  28,587           28,587
                      -------       ------          -------
TOTAL                $114,586      $36,299         $150,885
                      =======       ======          =======





































						- A-9 -










REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 5
ACCOUNTS RECEIVABLE AND TAXES AGING
AS OF DECEMBER 31, 2009
-----------------------
($ Amounts in 000's)




TRADE ACCOUNTS RECEIVABLE RECONCILIATION:
----------------------------------------
		Trade Receivables - beg of month                $ 1,970
		Plus: Invoiced during the month                     887
		Less: Amounts collected                          (1,366)
		Less: Credits/Adjustments                           (25)
		                                                -------
		Trade Receivables - end of month                $ 1,466
		                                                =======




ACCOUNTS RECEIVABLE AGINGS:
---------------------------
		0-30                                            $   761
		31-60                                               589
		61-90                                                92
		91+                                                  24
		                                                 ------
		Total	trade receivables                           1,466
		Non-trade receivables                                 0
		Less: Reserve for bad debts                        (140)
		                                                -------
		Net Receivables - per balance sheet             $ 1,326
		                                                 ======


TAXES PAYABLE		                                    $     -
-------------		                                     ======

		Payroll taxes in 2009 are being immediately paid to the Company's payroll service company who will pay and file the Company's payroll taxes.






















						- A-10 -



REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 6
PAYMENTS TO INSIDERS and PROFESSIONALS and
STATUS OF SECURED NOTES, LEASES AND ADEQUATE PROTECTION PAYMENTS
DECEMBER 2009
-------------
	Of the total disbursements shown on MOR-1, list the amount paid to insiders and to professionals. For payments to insiders, identify
	the type of compensation paid.
                                                PAID THIS         TOTAL
                              TYPE OF             PERIOD           POST
     NAME                      PAYM'T             AMOUNT         PETITION
------------------------     -----------        ---------        --------
INSIDERS:
---------
Thomas N. Amonett             Director fees       $     0         $ 19,500
Charles E. Bradley            Director fees       $ 9,833         $245,825
Thomas L. Cassidy             Director fees       $     0         $ 19,500
Thomas Certo                  Director fees       $ 1,500         $ 18,000
David E. Jackson              Director fees       $ 1,500         $ 37,500
Joseph C. Lawyer              Director fees       $ 4,625         $115,625
John G. Poole                 Director fees       $ 5,000         $125,000
Kimball J. Bradley, CEO       Salary              $39,169         $822,217
John M. Froehlich, CFO        Salary              $     0         $401,610
Thomas J. Vogel, VP           Salary              $     0         $169,200

PROFESSIONALS:
--------------
                                                                     TOTAL
                        DATE OF               PAID THIS      TOTAL  INCURRED
                         COURT       AMOUNT     PERIOD      PAID TO   AND
                         ORDER      APPROVED    AMOUNT        DATE   UNPAID
                        -------     --------  ---------     ------- --------

Reid and Riege, PC     11/28/07    $ 846,323  $       0     $ 846,323 $     0



POST PETITION STATUS OF SECURED NOTES,LEASES AND ADEQUATE PROTECTION PAYMENTS:
------------------------------------------------------------------------------


                                     MONTHLY      PAID        POST
                                     PAYM'TS     DURING    PETITION
      NAME OF CREDITOR                 DUE        MONTH     UNPAID
      -------------------------     --------   ---------   ---------
      SECURED NOTES:
      U.S. Bank, as Trustee         $      0   $       0   $      0


	LEASES
	------
      KWA Properties                $ 70,198   $  70,198   $      0
      US Bancorp                    $  2,890   $   2,890   $      0









						- A-11 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 7
DEBTOR QUESTIONNAIRE
DECEMBER 2009
-------------

Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item.
Attach additional sheets if necessary.

                                                                 YES    NO
                                                                 ---   ---
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE
    NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                    X

2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN
    A DEBTOR IN POSSESSION ACCOUNT THIS REPORTING PERIOD?               X

3. IS THE DEBTOR DELINQUENT IN THE TIMELY FILING OF ANY
    POST-PETITION TAX RETURNS?                                          X

4. ARE WORKERS' COMPENSATION, GENERAL LIABLIITY OR OTHER
    NECESSARY INSURANCE COVERAGES EXPIRED OR CANCELLED, OR
    HAS THE DEBTOR RECEIVED NOTICE OF EXPIRATION OR
    CANCELLATION OF SUCH POLICIES?                                      X

5. IS THE DEBTOR DELINQUENT IN PAYING ANY INSURANCE PREMIUM?            X

6. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS
    REPORTING PERIOD?                                                   X

7. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS)
    DUE FROM RELATED PARTIES?                                           X

8. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                         X

9. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?         X

10.ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                     X

11.ARE ANY OTHER POSTPETITION TAXES PAST DUE?                           X

12.ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?         X

13.ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?           X

14.ARE ANY WAGE PAYMENTS PAST DUE?                                      X

15.HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR
    FROM ANY PARTY?                                                     X

16.IS THE DEBTOR DELINQUENT IN PAYING ANY U.S. TRUSTEE FEES?            X

17.IS THE DEBTOR DELINQUENT WITH ANY COURT ORDERED PAYMENTS
    TO ATTORNEYS OR OTHER PROFESSIONALS?                                X

18.HAVE THE OWNERS OF SHAREHOLDERS RECEIVED ANY COMPENSATION
    OUTSIDE OF THE NORMAL COURSE OF BUSINESS?                           X

















						- A-12 -